Exhibit 10.16

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD BE HARMFUL IF PUBLICLY DISCLOSED. REDACTED MATERIAL IS MARKED WITH A [***].

Loan agreement

Party A (Borrower): Huarongda (Shanghai) Health Technology Co., Ltd

Legal representative: Haitao Fu

Party B (Lender): Lelingkang (Beijing) Health Technology Co., Ltd

Legal representative: Xuehong Li

Both Party A and Party B have reached an agreement on the loan matter based on the principles of equality, voluntariness, and good faith. This contract is hereby established for both parties to abide by and fulfill.

Article 1 Loan Amount, Term, and Interest

1. From February 1, 2024 to July 31, 2024, Party B agrees to lend Party A funds which were not exceeding RMB 25 million (in words: Twenty-Five Million Yuan). The specific lending amount shall be based on the actual amount transferred by Party B to Party A during the aforementioned period.

2. The loan term expires on February 1, 2025 and it is interest free during the loan term.

Article 2 Purpose of Loan

The purpose of the loan from Party A is to expand the company's business operations, develop local channel partners, and develop enterprise software service platforms for capital turnover. Party A shall use the loan for the specific purpose mentioned above. Otherwise, if Party B discovers that Party A has used the loan for other purposes, they have the right to demand that Party A return the loan principal and interest in advance.

Article 3: Account of Party A

Party A designates the following account as the loan receiving account:

Account Name: Huarongda (Shanghai) Health Technology Co., Ltd

Bank Name: [***]

Account Number: [***]

Article 4 Repayment Method

1. Party A shall repay the loan under this contract in full before February 1, 2025.

2. Party B designates the following bank account as the repayment receiving account:

Account Name: Lelingkang (Beijing) Health Technology Co., Ltd

Bank Name: [***]

Account Number: [***]

Article 5: Guarantees of Party A

1. Party A has the necessary civil rights and legal capacity to sign and perform this contract, and can independently assume civil liability.

2. Party A undertakes that all documents, reports, and statements related to this loan provided to Party B are legal, true, accurate, and complete.

Article 6 Obligations of Party A

1. Party A shall repay the principal of the loan in accordance with the contract.

2. Party A shall accept the supervision of Party B. If requested by Party B, Party A shall provide documents that truthfully reflect the use of the loan.

3. Without the written consent of Party B, Party A shall not transfer or indirectly transfer the debt liability of this contract in any way.

4. If Party A transfers or disposes of all or most of its major assets, it shall notify Party B in writing at least thirty calendar days in advance, and fulfill its loan repayment responsibility, or repay the loan in advance, or provide a guarantee recognized by Party B; Otherwise, Party B has the right to request Party A to repay the principal and interest of the loan in advance.

Article 7 Liability for breach of contract

1. If Party A is involved in any litigation, arbitration or other disputes, or receives any notice requiring Party A to assume responsibility or return outstanding debts or loans, Party A shall immediately notify Party B in writing. In such cases, Party B has the right to demand that Party A immediately return the loan.

2. After this contract comes into effect, if Party A fails to repay on time as agreed in this contract, Party A shall pay Party B a penalty of 0.05% of the overdue payment amount per day.

Article 8 Dispute Resolution

The formation, validity, interpretation, performance, and dispute resolution of this contract shall be governed by the laws of the People's Republic of China. Any disputes or controversies arising from the performance of this contract or related to this contract shall be resolved through friendly consultation between the parties. If consultation fails, either party shall file a lawsuit with the people's court with jurisdiction over the location of Party B in accordance with the law.

Article 9 Others

This contract is made in duplicate, with each party holding one copy, and shall come into effect from the date of stamping by both parties.

(No text below)

Party A (Borrower): Huarongda (Shanghai) Health Technology Co., Ltd

/Seal/ Huarongda (Shanghai) Health Technology Co., Ltd

Party B (Lender): Lelingkang (Beijing) Health Technology Co., Ltd

/Seal/ Lelingkang (Beijing) Health Technology Co., Ltd

Date: February 1, 2024